UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 16, 2018

HealthLynked Corp.
(Exact Name of Registrant as Specified in its Charter)

Nevada	47-1634127
(State of Incorporation)	(I.R.S. Employer Identification No.)

1726 Medical Blvd., Suite 101, Naples, Florida	34110
(Address of Principal Executive Offices)	(ZIP Code)

(239) 513-1992

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement
Item 3.02	Unregistered Sales of Equity Securities

On July 16, 2018, HealthLynked Corp. (the “Corporation”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain accredited investors (the “Investors”) pursuant to which it sold the following securities for aggregate gross proceeds of approximately $2,000,000 (the “Private Placement”): (i) an aggregate of 3,900,000 shares of the Corporation’s common stock, par value $0.0001 per share (the “Common Stock”), (ii) warrants to purchase up to an aggregate of 8,000,000 shares of Common Stock with an exercise price of $0.25 per share, subject to anti-dilution adjustments, and a term of five years (the “Series A Warrants”), (iii) warrants to purchase up to a maximum of 17,000,000 shares of Common Stock (of which, none are initially exercisable) for a nominal exercise price based on the difference between the 8,000,000 shares of Common Stock and Pre-Funded Warrants issued pursuant to the Securities Purchase Agreement based on a purchase price per share of $0.25, and the number of shares of Common Stock and Pre-Funded Warrants that would have been issued pursuant to the Securities Purchase Agreement based on a reset purchase price equal to the greater of (i) $0.08 per share and (ii) a 10% discount to the market price of the Common Stock at and around the time when the Registration Statement (as defined below) is declared effective by the U.S. Securities and Exchange Commission (the “SEC”) (and, if certain conditions are not satisfied, at other specified times) (the “Series B Warrants”), and (iv) pre-funded warrants to purchase an aggregate of 4,100,000 shares of Common Stock (the “Pre-Funded Warrants” and, together with the Series A Warrants and Series B Warrants, the “Warrants”). The Common Stock and the Warrants are herein referred to as the “Securities.” On July 17, 2018 (the “Closing Date”), the Corporation and the Investors consummated the transactions contemplated by the Securities Purchase Agreement.

In connection with the Securities Purchase Agreement, the Corporation also entered into a Registration Rights Agreement with the Investors (the “Registration Rights Agreement”), pursuant to which the Corporation is required to file a Registration Statement on Form S-1 (a “Registration Statement”) covering the resale of the Securities with thirty (30) days of the Closing Date. The Corporation is further required to use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the earlier of: (x) (i) in the event that the Registration Statement is not subject to a full review by the SEC, ninety (90) calendar days after the Closing Date or (ii) in the event that the Registration Statement is subject to a full review by the SEC, one hundred twenty (120) calendar days after the Closing Date; and (y) the fifth (5th) Business Day (as such term is defined in the Registration Rights Agreement) after the date the Corporation is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review. If the Corporation fails to (i) file the Registration Statement when required, (ii) have the Registration Statement declared effective when required or (iii) maintain the effectiveness of the Registration Statement, the Corporation will be required to pay certain liquidated damages to the Investors.

In connection with the Private Placement, the Corporation entered into a Placement Agency Agreement with ThinkEquity, a division of Fordham Financial Management, Inc. (the “Placement Agent”), pursuant to which the Corporation paid a cash fee of $160,000 to the Placement Agent and agreed to issue to certain designees of the Placement Agent two (2) series of warrants to purchase, in the aggregate, shares of Common Stock equal to 8.0% of the aggregate number of: (i) shares sold to the Investors, (ii) shares underlying the Pre-Funded Warrants, and (iii) shares which ultimately become issuable upon exercise of the Series B Warrants, if any.

The Securities discussed herein have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and issued in reliance on the exemption from registration under the Securities Act afforded by Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder.

Simultaneously with the execution of the Securities Purchase Agreement, the Corporation and Naples Women’s Center LLC, one of the Corporation’s subsidiaries, each entered into agreements (the “Note Amendments”) with a related party to amend the terms of each of the notes issued to such related party such that no payments will be, or required to be, made under any of those notes prior to December 31, 2019.

The foregoing descriptions of the Securities Purchase Agreement, the Registration Rights Agreement, the Warrants and the Note Amendments do not purport to be complete and are qualified in their entirety by reference to the full text of the Securities Purchase Agreement, the Registration Rights Agreement, and the Warrants, which are attached as Exhibits to this Current Report on Form 8-K, and are incorporated herein by reference.

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Item 7.01	Regulation FD Disclosure

On July 19, 2018, the Corporation issued a press release announcing the Private Placement.

A copy of the press release is filed as Exhibit 99.1 to, and incorporated by reference in, this Current Report on Form 8-K. The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated July 16, 2018, by and among HealthLynked Corp. and the Buyers listed therein
10.2	Registration Rights Agreement, dated July 16, 2018, by and among HealthLynked Corp. and the Buyers listed therein
10.3	Form of Series A Warrant
10.4	Form of Series B Warrant
10.5	Form of Pre-Funded Warrants
10.6	Amendment to Notes, dated July 16, 2018
10.7	Amendment to Note, dated July 16, 2018
99.1	Press Release, dated July 19, 2018

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HealthLynked Corp.

Dated: July 19, 2018	By:	/s/ George O’Leary
George O’Leary
Chief Financial Officer

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